Exhibit 10.1

SECOND AMENDMENT
TO
AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT
DATED AS OF SEPTEMBER 24, 2019
AMONG
VIPER ENERGY PARTNERS LLC,
AS BORROWER,
VIPER ENERGY PARTNERS LP,
AS PARENT GUARANTOR,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC,
AS SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH AND
PNC BANK, NATIONAL ASSOCIATION,
AS CO-SYNDICATION AGENTS

SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of September 24, 2019, is among: VIPER ENERGY PARTNERS LLC, a Delaware limited liability company (the “Borrower”); VIPER ENERGY PARTNERS LP, a Delaware limited partnership (the “Parent Guarantor”); each of the Lenders, as such term is defined in the Credit Agreement referred to below, party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 20, 2018 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has advised the Administrative Agent and the Lenders that the Borrower has entered into that certain Purchase and Sale Agreement, dated as of July 29, 2019 (without giving effect to any subsequent amendment or modification thereto unless such amendment or modification has been approved by the Administrative Agent in its reasonable discretion (provided, that it shall be deemed reasonable for the Administrative Agent to withhold its approval of any amendment or modification that excludes any Diamondback Assets (as defined below) with an aggregate value (as determined by the Administrative Agent) in excess of five percent (5%) of the total value of the Diamondback Assets), the “Diamondback Acquisition Agreement”), by and among (1) the Borrower, as “Buyer”, (2) Diamondback E&P LLC, a Delaware limited liability company, Diamondback O&G LLC, a Delaware limited liability company, and Energen Resources Corporation, an Alabama corporation, collectively, as “Seller”, and (3) the Parent Guarantor, pursuant to which the Borrower will acquire the “Assets” (as defined in the Diamondback Acquisition Agreement) (such assets, without giving effect to any amendment or modification to the July 29, 2019 version of the Diamondback Acquisition Agreement, herein referred to as the “Diamondback Assets”, and the acquisition of such Diamondback Assets pursuant to the Diamondback Acquisition Agreement, the “Diamondback Acquisition”).
C.    The parties hereto desire to enter into this Amendment to, among other things, (1) amend the Credit Agreement as set forth in Section 2 hereof, effective as of the Amendment Effective Date (as defined below) and (2) provide for an automatic increase in the Borrowing Base in an amount equal to $125,000,000 upon consummation of the Diamondback Acquisition subject to the terms and conditions set forth herein, to be effective as of the Diamondback Acquisition Closing Date (as defined below).

D.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to be Effective on the Amendment Effective Date. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows:
2.1    The following definition is hereby added to Section 1.02 where alphabetically appropriate to read as follows:
“Second Amendment” means that certain Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 24, 2019, among the Borrower, the Parent Guarantor, the Administrative Agent, and the Lenders party thereto.
2.2    The definition of “Loan Documents” in Section 1.02 is hereby amended and restated in its entirety to read as follows:
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments and certain Existing Loan Documents as provided in Section 2.02(e).
Section 3.    Amendments to be Effective on the Diamondback Acquisition Closing Date. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 and Section 6 hereof, Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I hereto, and Annex I hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this amendment of Annex I to the Credit Agreement, and any Borrowings made on the Diamondback Acquisition Closing Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage of all Loans shall advance new Loans, which shall be disbursed to the Administrative Agent and used to repay the Loans outstanding to each Lender that are in an aggregate amount greater than such Lender’s Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage, (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage of the aggregate Revolving Credit Exposure of all Lenders, and (d) each Lender party hereto waives any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the reallocation of Loans and adjustments described in this Section 3.
Section 4.    Borrowing Base Increase. In reliance on the covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 and Section 6 hereof, the Administrative Agent and the Lenders hereby agree that the Borrowing Base shall automatically be redetermined and agree that the Borrowing Base shall be, effective as of the Diamondback Acquisition Closing Date, increased to an amount equal to the sum of (a) the Borrowing Base in effect immediately prior to giving effect to the increase in the Borrowing Base provided for in this Section 4, plus (b) $125,000,000.00, and the Borrowing Base shall remain at such level until the next Scheduled Redetermination, Interim Redetermination, or other redetermination or adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower, the Administrative Agent, and the Lenders hereby agree that the redetermination of the Borrowing Base provided for in this Section 4, if it occurs, shall be an additional redetermination and shall not constitute or be deemed to be a Scheduled Redetermination or an Interim Redetermination for purposes of Section 2.07 of the Credit Agreement.
Section 5.    Conditions Precedent to Amendment Effective Date. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective on the date (such date, the “Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
5.1    The Administrative Agent shall have received from each Lender, the Parent Guarantor, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
5.2    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare the effectiveness of the Amendment Effective Date when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 6.    Conditions Precedent to Diamondback Acquisition Closing Date. The amendments to the Credit Agreement set forth in Section 3 hereof and the increase of the Borrowing Base set forth in Section 4 hereof shall become effective on the date (such date, the “Diamondback Acquisition Closing Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
6.1    The Administrative Agent shall have declared the effectiveness of the Amendment Effective Date.

6.2    The Administrative Agent and the Lenders shall have received (a) payment of all fees payable to the Administrative Agent and the Lenders on the Diamondback Acquisition Closing Date under that certain Fee Letter, dated as of June 27, 2019, by and among the Borrower, the Administrative Agent, and Wells Fargo Securities, LLC and (b) all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
6.3    The Administrative Agent shall have received an executed Note for each Lender whose Maximum Credit Amount is increased pursuant to Section 3 of this Amendment, if such Lender has requested a Note on or prior to the Diamondback Acquisition Closing Date to reflect its updated Maximum Credit Amount as set forth on Annex I to the Credit Agreement (as amended by Section 3 of this Amendment).
6.4    No Default shall have occurred and be continuing as of the Diamondback Acquisition Closing Date, after giving effect to the terms of this Amendment.
6.5    The consummation of the Diamondback Acquisition pursuant to the Diamondback Acquisition Agreement shall have occurred on or prior to the effectiveness of the November 1, 2019 Scheduled Redetermination.
6.6    After giving effect to the Diamondback Acquisition and any additional title information and Security Instruments delivered by the Loan Parties in connection therewith, the Administrative Agent shall have received satisfactory title information on at least 80% of the total value of the Oil and Gas Properties evaluated in the most recently delivered Reserve Report (as supplemented by any applicable engineering information delivered to the Lenders prior to the Diamondback Acquisition Closing Date relating to the Diamondback Assets), and the Mortgaged Properties shall represent at least 85% of such total value.
6.7    The Administrative Agent shall have received customary evidence reasonably satisfactory to it (including mortgage releases, as applicable) that all Liens on the Diamondback Assets acquired by the Borrower and associated with that certain Second Amended and Restated Credit Agreement, dated as of November 1, 2013, by and among Diamondback Energy, Inc., as parent guarantor, Diamondback O&G LLC, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto from time to time, and any other credit facilities and funded debt have been released or terminated, subject only to the filing of applicable terminations and releases.
6.8    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying on behalf of the Borrower: (a) that attached to such certificate are true, accurate and complete copies of the Diamondback Acquisition Agreement and all material assignments, conveyance documents, side letters, amendments, supplements, waivers, and other material agreements related thereto (collectively, the “Diamondback Acquisition Documents”), (b) that substantially concurrently with any Borrowings on the Diamondback Acquisition Closing Date, the Borrower is (i) consummating the Diamondback Acquisition in accordance with the terms of the Diamondback Acquisition Agreement with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto and (ii) acquiring all of the Diamondback Assets (other than any assets excluded pursuant to amendments and modifications permitted by recital (B) of this Amendment), (c) as to the final purchase price for the Diamondback Assets being acquired by the Borrower after giving effect to all adjustments as of the Diamondback Acquisition Closing Date contemplated by the Diamondback Acquisition Documents and specifying, by category, the applicable Diamondback Asset and amount of such adjustment and (d) that all governmental and third party consents and all equity holder and board of director (or comparable entity management body) authorizations of the Diamondback Acquisition required to be obtained by any Loan Party have been obtained and are in full force and effect, in each case under this clause (d), to the extent that the failure of the applicable party to obtain any such consent would give the Loan Parties or their applicable Affiliates the right not to consummate the Diamondback Acquisition pursuant to the terms of the Diamondback Acquisition Documents.
The Administrative Agent is hereby authorized and directed to declare the effectiveness of the Diamondback Acquisition Closing Date when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 6 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 7.    Miscellaneous.
7.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
7.2    Ratification and Affirmation; Representations and Warranties. Each of the Parent Guarantor and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date;
(ii)    no Default or Event of Default has occurred and is continuing; and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

7.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
7.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
7.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
7.6    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
7.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
7.9    Loan Document. This Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

VIPER ENERGY PARTNERS LLC, as Borrower

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

VIPER ENERGY PARTNERS LP, as Parent Guarantor

By: Viper Energy Partners GP LLC, its general partner

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Todd Fogle
Name: Todd Fogle
Title: Director

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

By:	/s/ Scott W. Danvers
Name: Scott W. Danvers
Title: Authorized Signatory

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Engel
Name: John Engel
Title: Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

BBVA USA, as a Lender

By:	/s/ Julia Barnhill
Name: Julia Barnhill
Title: Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ Mark Fugua
Name: Mark Fugua
Title: Executive Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Parul June
Name: Parul June
Title: Senior Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

BOKF, NA, dba BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger
Name: John Krenger
Title: Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Monica Pantea
Name: Monica Pantea
Title: Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Ryan Knape
Name: Ryan Knape
Title: Director

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ David Morris
Name: David Morris
Title: Authorized Officer

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kimberly Miller
Name: Kimberly Miller
Title: Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Arize Agumadu
Name: Arize Agumadu
Title: Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	12.41379310%	$248,275,862.07
Canadian Imperial Bank of Commerce, New York Branch	9.65517241%	$193,103,448.27
PNC Bank, National Association	9.65517241%	$193,103,448.27
Compass Bank	9.65517241%	$193,103,448.27
Comerica Bank	6.62068966%	$132,413,793.10
Branch Banking & Trust Company	6.62068966%	$132,413,793.10
Capital One, National Association	5.24137931%	$104,827,586.21
Credit Suisse AG, Cayman Islands Branch	5.24137931%	$104,827,586.21
The Bank of Nova Scotia, Houston Branch	5.24137931%	$104,827,586.21
JPMorgan Chase Bank, N.A.	5.24137931%	$104,827,586.21
Citibank, N.A.	5.24137931%	$104,827,586.21
Bank of America, N.A.	5.24137931%	$104,827,586.21
SunTrust Bank	5.24137931%	$104,827,586.21
Goldman Sachs Bank USA	5.24137931%	$104,827,586.21
BOKF, N.A. dba Bank of Oklahoma	3.44827587%	$68,965,517.24
Total	100.00%	$2,000,000,000.00

Annex I